UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 4, 2017.

(b)    At the Annual Meeting:

(i)
The director nominees named in the Proxy were all elected to the Board as follows: Gerard M. Anderson, David A. Brandon, W. Frank Fountain, Jr., Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, James B. Nicholson, Charles W. Pryor, Jr., Josue Robles, Jr., Ruth G. Shaw, David A. Thomas and James H. Vandenberghe were each elected to serve as a director of the Company for a one-year term expiring in 2018, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	114,952,167.322	3,963,824.264	23,288,548.000
David A. Brandon	116,903,181.791	2,012,809.795	23,288,548.000
W. Frank Fountain, Jr.	116,446,161.113	2,469,830.473	23,288,548.000
Charles G. McClure, Jr.	118,305,219.211	610,772.375	23,288,548.000
Gail J. McGovern	114,952,885.334	3,963,106.252	23,288,548.000
Mark A. Murray	118,309,554.183	606,437.403	23,288,548.000
James B. Nicholson	115,887,701.267	3,028,290.319	23,288,548.000
Charles W. Pryor, Jr.	115,759,934.531	3,156,057.055	23,288,548.000
Josue Robles, Jr.	114,818,308.508	4,097,683.078	23,288,548.000
Ruth G. Shaw	117,169,740.631	1,746,250.955	23,288,548.000
David A. Thomas	118,279,280.899	636,710.687	23,288,548.000
James H. Vandenberghe	117,193,683.584	1,722,308.002	23,288,548.000

(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2017, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
140,169,749.205	1,687,685.223	347,105.158	—

(iii)	Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
111,957,094.668	6,153,494.243	805,152.675	23,288,798.000

(iv)
Shareholders advised the Company to include an advisory vote on the compensation of the Company's named executive officers on an annual basis as more fully described in the Proxy, with the votes shown:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
102,498,145.197	706,365.046	15,072,168.503	639,062.840	23,288,798.000

(v)    Shareholders did not approve the shareholder proposal to publish an assessment of long-term impacts on the company's portfolio, of public policies and technological advances consistent with limiting global warming to no more than two degrees Celsius over pre-industrial levels, as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
52,128,090.500	63,793,368.915	2,994,282.171	23,288,798.000

(d)       Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation:

The Board of Directors recommended that the Company hold an advisory vote to approve compensation of the Company’s named executive officers on an annual basis. As noted above, a majority of the votes cast by shareholders voted, on an advisory basis, for the “Every Year” option on Proposal 4. Accordingly, the Board of Directors has decided to include an advisory shareholder vote on compensation of the Company’s named executive officers in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2017
DTE ENERGY COMPANY
(Registrant)

/s/ Lisa A. Muschong
Lisa A. Muschong
Corporate Secretary